THE WORLD FUNDS, INC.
      1500 FOREST AVENUE, SUITE 223 * P.O. BOX 8687 * RICHMOND, VA 23229
               (804) 285-8211 (800) 527-9525 FAX (804) 285-8251




September 25, 1998


VIA EDGAR
Filing Desk
U.S. Securities & Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

      RE: The World Funds, Inc.
              File Number 333-29289
              Filed Pursuant to Rule 497(c)

Gentlemen:

      Transmitted herewith for electronic filing on behalf of The World Funds, Inc. (the "Funds"), please find enclosed, pursuant to Rule 497(c) under the Securities Act of 1933, as amended, a copy of the Prospectus and Statement of Additional Information of the Fund dated September 21, 1998 for The New Market Fund.

      Should you have any questions, regarding the filing of such documents, please call the undersigned.

Sincerely,

/s/John Pasco, III
John Pasco, III





13





                         THE NEW MARKET FUND
                           A PORTFOLIO OF

                        THE WORLD FUNDS, INC.
                    A "SERIES" INVESTMENT COMPANY

1500 Forest Avenue                             PROSPECTUS
Suite 223                                 September 21, 1998
Richmond, Virginia 23229
Telephone:  1-800-673-0550

      The World Funds, Inc. ("the "Company") is an open-end management investment company commonly known as a "mutual fund". A "series" mutual fund offers investors a choice of investment objectives, with each series having its own separate and distinct portfolio of investments and operating much like a separate mutual fund. This Prospectus offers shares of the New Market Fund series (the "Fund") of the Company.

The Fund seeks to achieve long-term growth of capital by investing in a portfolio composed of common stocks and securities convertible into common stock, such as, warrants, convertible bonds, debentures or convertible preferred stock. The Fund is a non-diversified series for purposes of the Investment Company Act of 1940, as amended. The Company is currently composed of five series, which are offered in separate prospectuses.

      SHARES IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. AMOUNTS INVESTED IN THE FUND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

      This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. It should be read and retained for future reference. More information about the Fund has been filed with the Securities and Exchange Commission and is contained in the "Statement of Additional Information," dated September 21, 1998, which is available at no charge upon written request to the Company. The Funds' Statement of Additional Information is incorporated herein by reference.

      THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED PON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS                                   Page

PROSPECTUS SUMMARY

FUND EXPENSES

THE WORLD FUNDS, INC.

NEW MARKET FUND
      Investment Objective
      Investment Policies

INVESTMENT RISKS

INVESTMENT RESTRICTIONS

PERFORMANCE TERMS AND COMPUTATIONS

THE COMPANY'S MANAGEMENT
      Investment Manager
      Investment Advisor
      Administrator
      Custodian and Accounting Service Agents
      Transfer and Dividend Disbursing Agent
      Principal Underwriter/Distributor

HOW TO INVEST

HOW TO REDEEM SHARES

HOW TO TRANSFER SHARES

ACCOUNT STATEMENTS AND SHAREHOLDER REPORTS

SPECIAL SHAREHOLDER SERVICES

HOW NET ASSET VALUE IS DETERMINED

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

TAXES

GENERAL INFORMATION ABOUT THE COMPANY

TO OBTAIN MORE INFORMATION

                P R O S P E C T U S    S U M M A R Y


      The following summary is qualified in its entirety by the more detailed information appearing in the body of this Prospectus.


Investment Objective

      The Fund seeks to achieve long-term growth of capital by investing in a portfolio composed of common stocks and securities convertible into common stock, such as warrants, convertible bonds, debentures or convertible preferred stock.

Principal Investments

      The Funds' primary investments are in equity securities.

      See "Investment Policies" on Page      .

The Fund's Management


      Virginia Management Investment Corporation (the "Manager") is the investment manager and manages the investments of the Fund according to its investment objective and policies. The Manager has employed The London Company of Virginia (the "Investment Advisor") to render certain investment advisory services to the Manager with respect to the Fund. The Manager is newly formed, and neither the Manager nor the Investment Advisor have previously acted as advisor to an investment company. See "The Company's Management" on Page .


Distributions/Dividends


      Available   income  and  capital  gains,  if  any,  are  paid
      annually  from the Fund.  See  "Dividends  and Capital  Gains

      Distributions" on Page      .

Reinvestment

      Distributions may be reinvested automatically with no sales load. See "Dividends and Capital Gains Distributions" on
      Page      .

Purchases

      Initial purchase is $5,000 minimum. Subsequent purchases must be a minimum of $100. Shares of the Fund are offered for sale with a sales charge through the distributor, First Dominion Capital Corp. (see "How to Invest" on Page ).

Net Asset Value

      Available by calling  1-800-673-0550.  See "How the Net Asset
      Value is Determined" on Page      .

Investment Risks

      There can be no assurance that the Fund will achieve its investment objective. See "Investment Risks" on Page [ ]

Year 2000

      Many computer software systems in use today cannot properly process date-related information from and after January 1, 2000. Should any of the computer systems employed by the Fund's major service providers fail to process this type of information properly, that could have a negative impact on the Fund's operations and the services that are provided to the Fund's shareholders. The Manager, the Investment Advisor (The London Company of Virginia), the Company's distributor (First Dominion Capital Corp), the Company's Administrator (Commonwealth Shareholder Services, Inc.) and the Company's transfer agent and dividend disbursing agent (Fund Services, Inc.) have advised the Company that they are reviewing all of their computer systems with the goal of modifying or replacing such systems prior to January 1, 2000 to the extent necessary to foreclose any such negative impact. In addition, the Company has been advised by the Fund's custodian and accounting services agent, Star Bank, that it is also in the process of reviewing its systems with the same goal. As of the date of this Prospectus, the Company has no reason to believe that these goals will not be achieved prior to January 1, 2000.

      FUND EXPENSES


      The following table illustrates all expenses and fees that shareholders in the Fund will incur.

           Shareholder
      Transaction Expenses                     New Market Fund


      Front End Sales Load Imposed on Purchases     2.75%

      Front End Sales Load Imposed on Reinvested
      Dividends                                     None


      Redemption Fees*                              1.0%**


* A shareholder electing to redeem shares via a telephone request will be charged $10 for each such redemption request.


** A one percent redemption fee is deducted from the proceeds of shares redeemed less than one year after purchase.


      Average Fund Operating Expenses
      (as percentage of average daily
                net assets)                    New Market Fund

      Management Fee                                1.00%

      12b-1 Fee                                      .50

      Other Operating Expenses                       .49%
      Total Fund Operating Expenses                 1.99%

      The purpose of these tables is to assist investors in understanding the various costs and expenses that they will bear directly or indirectly. Management expects that, to the extent that the Fund increases in size, the Other Operating Expenses will decline as an annual percentage rate reflecting economies of scale.

Example

      The following examples illustrate the expenses that an investor would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return, and (2) redemption at the end of each time period.

Fund Name                      1 Year     3 Years
---------                      ------     -------

New Market Fund                  $47        $88


                        THE WORLD FUNDS, INC.

      The Fund is a series of The World Funds, Inc. (the "Company"), an open-end management investment company incorporated in Maryland in 1997. The Company currently consists of five series, and the Board of Directors may elect to add more series in the future. A minimum initial investment of $5,000 is required to open a shareholder account in the Fund, and each subsequent investment must be $100 or more.

      The investment objective of the Fund is fundamental and may not be changed without the approval of shareholders. However, the investment policies of the Fund are not fundamental and may be changed with the approval of the Company's Board of Directors. All investments entail some risks and there is no assurance that the investment objective of the Fund can be achieved. See "Investment Risks" on the page [ ].

                           NEW MARKET FUND

      Investment Objective. The Fund seeks to achieve long-term growth of capital by investing in a portfolio composed of common stocks and securities convertible into common stock, such as warrants, convertible bonds, debentures or convertible preferred stock.

      Investment Policies. It is the Fund's policy to focus its investments on profitable, financially stable growth companies. It is anticipated that such companies will generate high returns on invested capital. The companies will generally be unleveraged, characteristically have shareholder-oriented management, and generally tend to have large market capitalizations.


      Under normal market conditions, the Fund will have at least 65% of its assets in common stocks or securities convertible into common stocks. The Fund's portfolio will be non-diversified. The Fund will not be limited to investing in the securities of companies of any particular size, or to securities traded in any particular market. No more than 25% of the Fund's assets will be invested in issuer's which operate in any single industry. The Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities.


      When the Fund's Management believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, the Fund may invest up to 100% of its assets in U.S. Government securities (such as bills, notes, or bonds of the U.S. Government and its agencies) or other forms of indebtedness such as bonds or certificates of deposits. When the Fund is in a temporary defensive position, it is not pursuing its stated investment policies. The Fund's Management decides when it is appropriate to be in a defensive position. It is impossible to predict for how long such alternative strategies will be utilized.


      It is anticipated that portfolio turnover will not exceed 50% under normal circumstances. A higher portfolio turnover rate may result in additional brokerage commissions or expenses to the Fund.


                          INVESTMENT RISKS


      An investment in the Fund is subject to all of the risks of an equity investment, including the risk of declines in the value of the equity markets generally. In addition, the Fund may invest a portion of its assets in smaller companies that may involve greater risk than investments in larger, more mature issuers. Smaller companies may have limited product lines, markets or financial resources, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. As a result, the prices of their securities may fluctuate more than those of larger issuers.


      The Fund is non-diversified and therefore its assets may be invested in fewer securities than a diversified fund. This investment practice may cause the market action of the Fund's larger portfolio positions to have a greater impact on the Fund's net asset value, which could result in increased volatility.

      The use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inappropriate times or for prices higher than (in the case of put options) or lower than (in case of call options) current market values, limit the amount of appreciation it can realize on its investments or cause it to hold a security it might otherwise sell.



                     INVESTMENT RESTRICTIONS

      The investments of the Fund are subject to investment limitations which may not be changed without the approval of at least a majority of the outstanding voting securities of the Fund, as that term is defined in the 1940 Act. (See the Statement of Additional Information for the specific definition.)

      Certain of these policies are detailed below, while other policies which prohibit or limit particular practices are set forth in the Statement of Additional Information. The investment restrictions of the Fund specifically provide, except as noted otherwise, that it may not:

* Purchase any security if, as a result of such purchase, less than 50% of the assets of the Fund would consist of cash and cash items, U.S. Government securities, securities of other investment companies, and securities of issuers in which the Fund has not invested more than 5% of its assets.

* Purchase stock or securities of an issuer (other than U.S. Government securities or securities of other investment companies) if such purchase would cause the Fund to own more than 10% of any class of the outstanding voting securities of such issuer.

* Act as an underwriter of securities of other issuers, except (i) that the Fund may invest up to 10% of the value of its total assets (at time of investment) in portfolio securities which the Fund might not be free to sell to the public without registration of such securities under the Securities Act of 1933, as amended, or any foreign law restricting distribution of securities in a country of a foreign issuer; and (ii) to the extent that the Fund may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund.

*     Buy or sell commodities or commodity contracts.

* Borrow money except as a temporary measure for extraordinary or emergency purposes. Notwithstanding the foregoing, to avoid the untimely disposition of assets to meet redemptions, the Fund may borrow up to 33 1/3% of the value of its assets from banks to meet redemptions, provided that the Fund may not make other investments while such borrowings are outstanding.


*     Make  loans   (other  than  by   investment   in   repurchase
      agreements).


* Invest more than 25% of its total assets in securities of companies in the same industry.


      Percentage   limitations  in  the  foregoing  description  of  the  Funds'
investments  and  policies  and  this  "Investment   Restrictions"  section  are
determined at the time the Fund makes an investment subject to such percentage.


                 PERFORMANCE TERMS AND COMPUTATIONS

      From time to time the Fund may advertise information regarding its performance. All performance figures are historical, show the performance of a hypothetical investment and are not intended to indicate future performance. Advertising may include the following performance measurements.

      "Average annual total return" refers to the average annual compound rate of return of an investment in the Fund assuming that the investment has been held for one, five and ten-year periods, as applicable, and/or the life of the Fund.

      "Cumulative total return" represents the cumulative change in value of an investment in the Fund for various periods. These calculations assume that dividends and capital gains distributions were reinvested.

      "Capital change" measures return from capital, including reinvestment of any capital gains distributions but not reinvestment of dividends.

      Performance will vary based upon, among other things, changes in market conditions and the level of the Funds' expenses. Please refer to the Statement of Additional Information for more information on Performance.

                      THE COMPANY'S MANAGEMENT

      The Board of Directors of the Company is responsible for the supervision of the general business of the Company. The Directors act as fiduciaries for shareholders under the laws of the State of Maryland. The Board has appointed John Pasco, III to serve as President of the Company. The Company employs the following persons to provide it with investment advice and to conduct its ongoing business:


      Investment Manager - Virginia Management Investment Corporation (the "Manager") manages the investment of the assets of the Fund pursuant to the Investment Management Agreement (the "Management Agreement"). The Management Agreement is in effective for a period of two years from September 21, 1998 and may be renewed thereafter as long as such renewal and continuance is specifically approved at least annually by the Company's Board of Directors or by vote of a majority of the outstanding voting securities of the Fund, provided the continuance is also approved by a majority of the Directors who are not "interested persons" of the Company or the Manager by vote cast in person at a meeting called for the purpose of voting on such approval. The Manager is a newly formed Corporation and its only client is the Fund. The address of the Manager is 7800 Rockfalls Dr, Richmond, Virginia 23225.

      Pursuant to the Management Agreement, the Manager provides the Fund with investment management services, subject to the supervision of the Board of Directors of the Company, and with office space for investment activities, and pays the ordinary and necessary office and clerical expenses relating to investment research, statistical analysis, supervision of the Funds' portfolios and certain other costs. The Manager also bears the cost of fees, salaries and other remuneration of the Company's Directors, officers or employees who are officers, Directors, or employees of the Manager. The Fund is responsible for all other costs and expenses, such as, but not limited to, brokerage fees, commissions and other transaction costs in connection with the purchase and sale of securities, legal, auditing, bookkeeping and record keeping services, custodian and transfer agency fees and other costs of filing notice of or registration of its shares for sale under various state and Federal securities laws. All expenses of the Fund not specifically assumed by the Manager are assumed by the Fund.


      Under the Management Agreement, the Manager is entitled to monthly compensation accrued daily at an annual rate equal to 1% of the average daily net assets of the Fund. This fee is higher than that charged to many other investment companies. The fee is paid monthly, within five business days after the end of the month.

      Investment Advisor - The Manager has entered into an Investment Advisory Agreement (the "Advisory Agreement") with The London Company of Virginia (the "Investment Advisor"), dated September 21, 1998. Stephen Goddard is the President and principal shareholder of the Investment Advisor and is portfolio manager of the Fund. Mr. Goddard is also a director and shareholder of the Manager.

      The Investment Advisor provides the Manager with investment analysis and timing advice, research and statistical analysis relating to the management of the portfolio securities of the Fund. The investment recommendations of the Investment Advisor, while required to comport with the investment objective, policies and restrictions of the Fund, are subject to the responsibility of the Manager (acting under the supervision of the Company's Board of Directors).


      The Advisory Agreement between the Investment Advisor and the Manager contemplates the authority of the Investment Advisor to place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In placing orders with brokers or dealers, the Investment Advisor will attempt to obtain the best price and execution for the Fund's orders. The Investment Advisor may purchase and sell securities to and from brokers and dealers who provide the Investment Advisor with research advice or statistical services, and may be authorized to pay a commission for such transactions which is higher than the commission which would be charged by another broker. Any research advice or statistical information obtained by the Investment Advisor may be used for the benefit of the Fund or any other client of the Investment Advisor. From time to time, and subject to the Investment Advisor obtaining the best price and execution, the Board of Directors may authorize the Investment Advisor to allocate brokerage transactions to a broker in consideration of: (1) payment of an obligation otherwise payable by the Funds, or (2) in consideration of the sale of Fund shares.

      The Manager, from its management fee, is obligated to pay the Investment Advisor a fee equal to one-half of the management fee received from the Fund with respect to the assets supervised by the Investment Advisor. The amount so payable will be reduced by one-half of any voluntary reduction in the Manager's fee on such assets, or reimbursements to the Fund pursuant to agreements relating to organizational expenses. The address of the Investment Advisor is Riverfront Plaza, West Tower, 901 East Byrd Street, Suite 1350A, Richmond, Virginia, 23219.


      Administrator - Commonwealth Shareholder Services, Inc. ("CSS"), serves as Administrator to the Fund pursuant to Administrative Services Agreement. CSS provides certain recordkeeping and shareholder servicing functions required of registered investment companies, and will assist the Fund in preparing and filing certain financial and other reports and performs certain daily functions required for ongoing operations. CSS may furnish personnel to act as the Company's officers to conduct the Company's business subject to the supervision and instructions of the Company's Board of Directors. CSS also provides other administrative and operational services required by the Fund on terms set and for fees or reimbursements approved by the Company's Board of Directors.

      The Administrative Services Agreement provide that CSS will be paid monthly: (1) 0.20% of the average daily net assets of the Fund (which includes regulatory matters, backup of the pricing of shares of the Fund, administrative duties in connection with the execution of portfolio trades, and certain services in connection with Fund accounting); (2) an hourly fee for shareholder servicing and state securities law matters; and (3) certain out-of-pocket expenses. The address of CSS is 1500 Forest Avenue, Suite 223, Richmond, VA 23229.

      Custodian and Accounting Services Agent - Star Bank, N.A. ("Star Bank") is the Fund's custodian and accounting services agent. Star Bank collects income when due and holds all of the portfolio securities and cash. Star Bank, as the accounting services agent, maintains and keeps current the books, accounts, records, journals or other records of original entry relating to the Fund's business. The address of Star Bank is 425 Walnut Street, P.O. Box 1118, Cincinnati, Ohio 45201-1118.

      Transfer and Dividend Disbursing Agent - Fund Services, Inc. ("FSI" or the "Transfer Agent") is the transfer and dividend disbursing agent for the Company. John Pasco, III, President of the Company, owns one third of the stock of FSI, and, therefore, FSI may be deemed to be an affiliate of the Company. FSI provides all the necessary facilities, equipment and personnel to perform the usual and ordinary services of the transfer and dividend disbursing agent, including administrative receipt and processing of orders and payments for purchases of shares, opening shareholder accounts, preparing shareholder meeting lists, mailing proxy material, receiving and tabulating proxies, mailing shareholder reports and prospectuses, withholding certain taxes on non-resident alien accounts, disbursing income dividends and capital distributions, preparing and filing U.S. Treasury Department Form 1099 (or equivalent) for all shareholders, preparing and mailing confirmation forms to shareholders for all purchases and redemptions of the Company's shares and all other confirmable transactions in shareholders' accounts, recording reinvestment of dividends and distribution of the Company's shares. Under the Agreement between the Company and FSI, as in effect on August 19, 1997, FSI is compensated pursuant to a schedule of services, and is reimbursed for out-of-pocket expenses. The schedule for the Fund calls for a minimum payment of $16,500 per year. The address of the Transfer Agent is P.O.
Box 26305, Richmond, VA 23260.

     Principal Underwriter/Distributor - First Dominion Capital Corp. (the "Distributor"), acts as the principal underwriter for the Company pursuant to an agreement effective August 19, 1997. Mr. John Pasco, III, is the President, Treasurer, Director and sole shareholder of the Distributor. Mr. Pasco is also the Chairman and a Director of the Company. The address of the Distributor is 1500 Forest Avenue, Suite 223, Richmond, VA 23229.

                           HOW TO INVEST

      Shares of the Fund may be purchased directly from the Distributor or through brokers or dealers who are members of the National Association of Securities Dealers, Inc. who are registered, if required, in the state where the purchase is made and who have a sales agreement with the Distributor. After a shareholder account is established, subsequent orders for shares may be mailed directly to the Transfer Agent.

      The public offering price ("POP") per share is equal to the net asset value per share plus a sales charge, if applicable. A minimum initial investment of $5,000 is required to open a shareholder account in the Fund, and each subsequent investment must be $100 or more. The minimum initial investment may be waived for purchases by officers, Directors and employees of the Company and its affiliated entities and for certain related advisory accounts and retirement accounts (such as IRAs). Please refer to the Statement of Additional Information for further details. The Distributor retains the right to refuse to accept an order.


                         Sales Charge as a Percentage of


Amount of Purchase                                       Dealer Discount
At the Public                  Offering   Net Amount     as Percentage of
Offering Price                 Price      Invested       Offering Price

$5,000 but under $100,000      2.75%      2.83%          2.25%
$100,000 but under $250,000    2.25%      2.30%          1.75%
$250,000 but under $500,000    1.50%      1.52%          1.25%
$500,000 but under $1 million  1.00%      1.01%          0.75%
$1 million or over             0.00%      0.00%          0.00%

      There is a 1% redemption fee on accounts held less than one year.

      In addition to the sales charge listed above, up to 0.35% of average net assets is paid annually to qualified dealers for providing certain services (including services to retirement plans) pursuant to the Fund's Plan of Distribution.

      The Distributor may from time to time offer incentive compensation to dealers (which sell shares of the Fund subject to sales charges) allowing such dealers to retain an additional portion of the sales load. A dealer who receives all of the sales load may be considered an underwriter of the Fund's shares.

      When an investor acquires shares of a Fund from a securities broker or dealer, the investor may be charged a transaction fee for shares purchased and/or redeemed at net asset value through that broker or dealer.


      A front end sales charge may not be imposed if a shareholder purchases shares of the Fund with redemption proceeds from other mutual fund complexes on which the shareholder previously paid a front end sales charge or a contingent deferred sales charge.


      Plan of Distribution - The Fund has a Plan of Distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the Board of Directors of the Company and the expenses paid under the Plan were incurred within the preceding 12 months and accrued while the Plan is in effect.

      Right of Accumulation - Pursuant to the Right of Accumulation privilege, investors are permitted to purchase shares at the sales charge applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then current public offering price of the purchaser's combined holdings of the shares of the Fund. To receive the Right of Accumulation, shareholders must, at the time of purchase, give the Transfer Agent or the Distributor sufficient information to permit confirmation of qualification.

      Statement of Intention - The reduced sales charge set forth above apply immediately to all purchases where the purchaser has executed a Statement of Intention calling for the purchase within a 13-month period of an amount qualifying for a reduced sales charge. For a description of the Statement of Intention, see the Statement of Additional Information.

      To facilitate the handling of transactions with shareholders, the Company uses an open account plan. The Transfer Agent will automatically establish and maintain an open account for the Funds' shareholders. Under the open account plan your shares are reflected in your open account. This service facilitates the purchase, redemption or transfer of shares, eliminates the need to issue or safeguard certificates and reduces time delays in executing transactions. Stock certificates are not required and are not normally issued, however a stock certificate for full shares will be issued by the Transfer Agent upon written request but only after payment for the shares is collected by the Transfer Agent.

      Purchase by Mail - For initial purchases the account application form (the "Account Application") which accompanies this Prospectus should be completed, signed, and mailed to the Transfer Agent, together with your check or other negotiable bank draft drawn on and payable by a U.S. Bank payable to The New Market Fund. For subsequent purchases include with your check the tear-off stub from a prior purchase confirmation, or otherwise identify the name(s) of the registered owner(s) and the social security numbers.

      Investing by Wire - You may purchase shares by requesting your bank to transmit "Federal Funds" by wire directly to the Transfer Agent. To invest by wire please call the Transfer Agent for instructions, then notify the Distributor by calling 800-776-5455. Your bank may charge you a small fee for this service. The Account Application which accompanies this Prospectus should be completed and promptly forwarded to the Transfer Agent. This application is required to complete the Funds' records in order to allow you access to your shares. Once your account is opened by mail or by wire, additional investments may be made at any time through the wire procedure described above. Be sure to include your name and account number in the wire instructions you provide your bank.

                        HOW TO REDEEM SHARES

      Shares of the Fund may be redeemed at any time and in any amount by mail or telephone. For your protection, the Transfer Agent will not redeem your shares until it has received all information and documents necessary for your request to be in "proper order." (See "Signature Guarantees.") You will be notified promptly by the Transfer Agent if your redemption request is not in proper order.

      The Company's procedure is to redeem shares at the net asset value next determined after receipt by the Transfer Agent of the redemption request in proper order as described herein. Payment will be made promptly, but no later than the seventh day following receipt of the request in proper order. Please note that (1) the Transfer Agent cannot accept redemption requests which specify a particular date for redemption, or which specify any special conditions; and
(2) if the shares you are redeeming were purchased by you less than 15 days prior to the receipt of your redemption request, the Transfer Agent must ascertain that your check in payment of the shares you are redeeming has cleared prior to disbursing the redemption proceeds. If you anticipate that you may need to redeem sooner than 15 days after purchase, you should make your purchase by Federal Funds wire, or by a certified, treasurer's or cashier's check.

      The Company may suspend the right to redeem shares for any period during which the New York Stock Exchange is closed or the Securities and Exchange Commission determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing at the net asset value per share next computed after the suspension is terminated.

      There is a 1% redemption fee placed on orders redeemed less than one year after purchased.

      Redemption by Mail - To redeem shares by mail, send the following information to the Transfer Agent: (1) a written request for redemption signed by the registered owner(s) of the shares, exactly as the account is registered;
(2) the stock certificates for the shares you are redeeming, if any stock certificates were issued; (3) any required signature guarantees (see "Signature Guarantees"); and (4) any additional documents that might be required for redemption by corporations, executors, administrators, trustees, guardians, etc. The Transfer Agent will mail the proceeds to your currently registered address, payable to the registered owner(s) unless you specify otherwise in your redemption request. There is no charge to shareholders for redemptions by mail.

      Redemption by Telephone - You may redeem your shares by telephone if you request this service on your Account Application at the time you complete your initial Account Application. If you do not request this service at that time, you must request approval of telephone redemption privileges in writing (sent to the Company's Transfer Agent) with a signature guarantee (see "Signature Guarantee") before you can redeem shares by telephone. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent at (800) 628-4077. By establishing this service, you authorize the Transfer Agent to act upon any telephone instructions it believes to be genuine, to (1) redeem shares from your account and (2) mail or wire redemption proceeds. There is no charge for establishing this service, but the Transfer Agent will charge your account a $10.00 service fee each time you make a telephone redemption. The amount of this service charge may be changed at any time, without notice, by the Transfer Agent.

      You cannot redeem shares by telephone if you hold a stock certificate representing the shares you are redeeming or if you paid for the shares with a personal, corporate, or government check and your payment has been on the books of the Fund for less than 15 days.


      If it should become difficult to reach the Transfer Agent by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests, a shareholder may send a redemption request to the Transfer Agent by overnight mail to 1500 Forest Ave., Suite 111, Richmond, VA 23229.


      The Company employs reasonable procedures designed to confirm the authenticity of your instructions communicated by telephone and, if it does not, it may be liable for any losses due to unauthorized or fraudulent transactions. As a result of this policy, a shareholder authorizing telephone redemption bears the risk of loss which may result from unauthorized or fraudulent transactions which the Company believes to be genuine. When you request a telephone redemption or transfer, you will be asked to respond to certain questions designed to confirm your identity as a shareholder of record. Your cooperation with these procedures will help to protect your account and the Company from unauthorized transactions.

      Redemption by Wire - If you request by mail or telephone that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent. Be sure to include your name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

      Signature Guarantees - To help to protect you and the Company from fraud, signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be payable to another person or that the check be mailed to an address other than the one indicated on the account registration;
(2) all requests to transfer the  registration  of shares to another owner;  and
(3) all authorizations to establish or change telephone redemption service, other than through your initial Account Application.

      In the case of redemption by mail, signature guarantees must appear on either: (a) the written request for redemption; or (b) a separate instrument of assignment (usually referred to as a "stock power") specifying the total number of shares being redeemed. The Company may waive these requirements in certain instances.

      The following institutions are acceptable signature guarantors: (a) participants in good standing of the Securities Transfer Agents Medallion Program ("STAMP"); (b) commercial banks which are members of the Federal Deposit Insurance Corporation ("FDIC"); (c) trust companies; (d) firms which are members of a domestic stock exchange; (e) eligible guarantor institutions qualifying under Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended that are authorized by charter to provide signature guarantees (e.g., credit unions, securities dealers and brokers, clearing agencies and national securities exchanges); and (f) foreign branches of any of the above. In addition, the Company will guarantee your signature if you personally visit its offices at 1500 Forest Avenue, Suite 223, Richmond, VA 23229. The Transfer Agent cannot honor guarantees from notaries public, savings and loan associations, or savings banks.

      Small Accounts - Due to the relatively higher cost of maintaining small accounts, the Company may deduct $10 per year from an account of the Fund if, as a result of redemption or transfer of shares, the total investment remaining in the account for the Fund has a value of less than $5,000. Shareholders will receive 60 days' written notice to increase the account value above $5,000 before the fee begins to be deducted. A decline in the market value of your account alone would not require you to bring your investment up to the minimum.


                       HOW TO TRANSFER SHARES

      If you wish to transfer shares to another owner, send a written request to the Transfer Agent. Your request should include (1) the name of the Fund and existing account registration; (2) signature(s) of the registered owner(s); (3) the new account registration, address, Social Security Number or taxpayer identification number and how dividends and capital gains are to be distributed;
(4) any stock certificates which have been issued for the shares being transferred; (5) signature guarantees (See "Signature Guarantees"); and (6) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call the Transfer Agent at (800) 628-4077.

             ACCOUNT STATEMENTS AND SHAREHOLDER REPORTS

      Each time you purchase, redeem or transfer shares of the Fund, you will receive a written confirmation. You will also receive a year-end statement of your account if any dividends or capital gains have been distributed, and an annual and a semi-annual report.

                    SPECIAL SHAREHOLDER SERVICES

      The Company offers the following four services for its shareholders:

      Regular Account - allows shareholders to make voluntary additions and withdrawals to and from their account as often as they wish;

      Invest-A-Matic Account - permits automatic monthly investments into a Fund from your checking account on a fixed or flexible schedule;

      Individual Retirement Accounts (IRA's); and

      Exchange Privileges Account - allows the shareholder to exchange his or her shares for shares of certain other funds having different investment objectives provided the shares of the fund the shareholder is exchanging into are noticed for sale in the shareholder's state of residence. A shareholder's account may be charged a $10.00 telephone exchange fee. An exchange is treated as a redemption and a purchase, and may result in the realization of a gain or loss on the transaction. More information on any of these services is available upon written request to the Company.

                 HOW NET ASSET VALUE IS DETERMINED

      The Fund's net asset value ("NAV") per share is determined by its pricing agent as of the close of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern Time) on each business day from Monday to Friday or on each day (other than a day during which the Funds share was tendered for redemption and no order to purchase or sell shares was received by the Company) in which there is a sufficient degree of trading in the portfolio securities that the current NAV of the shares might be materially affected by changes in the value of such portfolio security. The Fund's NAV is calculated at such time as set by the Company's Board of Directors based upon the Board's determination that this is the most appropriate time to price the securities.

      NAV per share is determined by dividing the total value of the Fund's assets, less its liabilities, by the total number of shares then outstanding. Generally, securities owned by the Fund are valued at market value.

      Investments in securities traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last reported sales price. Other securities traded in the over-the-counter market and listed securities for which no sale is reported on that date are valued at the last reported bid price.

      The Company's management may compute the NAV per share more frequently in order to protect shareholders' interests.

             DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

      Dividends from net investment income, if any, are declared annually. The Fund intends to distribute annually realized net capital gains, after utilization of capital loss carryforwards, if any, to prevent application of a federal excise tax. However, the Fund may make an additional distribution any time prior to the due date, including extensions, of filing its tax return, if necessary to accomplish this result. Any dividends or capital gains distributed pursuant to a dividend declaration declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared. Unless you elect otherwise, dividends and capital gains distributions will be reinvested in additional shares of the Fund at no charge and without a sales charge. Changes in your election regarding receipt of dividends and distributions must be sent to the Transfer Agent. Shareholders will be subject to tax on all dividends and distributions, whether paid to them or reinvested in shares of the Fund. If an investment in Fund shares is made by a retirement plan, all dividends and capital gains distributions must be reinvested into an account of such plan. Generally, dividends from net investment income are taxable to investors as ordinary income.

      Long-term capital gains distributions, if any, are taxable as net long-term capital gains when distributed regardless of the length of time shareholders have owned their shares. Net short-term capital gains and any other taxable income distributions are taxable as ordinary income.

      The Fund sends detailed tax information about the amount and type of its distributions to its shareholders by January 31 of the year following the distributions.

                               TAXES

      The Fund will seek to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company under the Code, the Fund is not liable for federal income taxes on income or net capital gains that are distributed to its shareholders or imputed to shareholders under the Code, or for any excise tax, to the extent its earnings are distributed as provided in the Code, and assuming it meets the tax diversification test, 90% gross income test as required by the Code.

      The Fund will act and invest so as to comply with the requirements of Subchapter M which are described in the Statement of Additional Information.

      The distribution to shareholders each year of investment income and capital gains will represent taxable income to the shareholders, who will be advised of such amounts by the Fund. The Company is a series corporation. The Fund is treated as a separate taxable entity under the Code.

      On the account application, the shareholder must provide the shareholder's taxpayer identification number ("TIN"), certify that it is correct and certify that the shareholder is not subject to backup withholding under Internal Revenue Service ("IRS") rules. If the shareholder fails to provide a correct TIN or the proper certifications, the Fund will withhold 31% of all distributions and redemption proceeds payable to the shareholder. The Fund will also begin backup withholding on a shareholder's Fund account if the IRS instructs the Fund to do so. The Fund reserves the right not to open a shareholder's account or, if (i) an account is already opened, to redeem a shareholder's shares at the current NAV, less any taxes withheld, if the shareholder fails to provide a correct TIN,
(ii) the shareholder fails to provide the proper certifications, or (iii) the IRS advises the Fund to begin backup withholding on the shareholder's Fund account.

               GENERAL INFORMATION ABOUT THE COMPANY

      The Company is authorized to issue up to 500,000,000 shares of common stock, par value $0.01 per share, of which it has presently allocated 50,000,000 shares to the Fund, and 200,000,000 shares to the other series of the Company. The Board of Directors can allocate the remaining authorized but unissued shares to any series of the Company or may create additional series and allocate shares to such series.

      A share of a Fund has priority in the assets of the Fund in the event of a liquidation. The shares of the Fund will be fully paid and nonassessable, will have no preference over other shares of the Fund as to conversion, dividends, or retirement, and will have no preemptive rights. Shares of a Fund will be redeemable from the assets of the Fund at any time, as described above.

      Each outstanding share of the Company is entitled to one vote for each full share of stock and a fractional vote for fractional shares of stock. All shareholders vote on matters which concern the Company as a whole. The Company is not required to hold a meeting of shareholders each year, and may elect not to hold a meeting in years when no meeting is necessary. The shareholders of the Fund shall vote separately on matters that affect only its interest. The Funds' shares do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect all of the Directors if they choose to do so. Shareholders may utilize procedures described in the Statement of Additional Information to call a meeting.


                     TO OBTAIN MORE INFORMATION

      For  further   information   on  the  Fund,   please  contact
Commonwealth Shareholder Services, Inc., P.O. Box 8687, Richmond, VA 23226, telephone: (800) 527-9525.

      Additional information may also be obtained by requesting a copy of the Statement of Additional Information.

Investment Manager:  Virginia Management Investment Corporation
                     7800 Rockfalls Dr.
                     Richmond, Virginia  23225


Distributor:         First Dominion Capital Corp.
                     1500 Forest Avenue, Suite 223
                     Richmond, VA  23229

Independent Auditors:Tait, Weller & Baker
                     8 Penn Center Plaza
                     Suite 800
                     Philadelphia, PA  19103

Fund Counsel:        Stradley Ronon Stevens & Young, LLP
                     2600 One Commerce Square
                     Philadelphia, PA  19103

Marketing Services:  For  general  information  on  the  Funds  and marketing  services,  call the  Distributor at
                     (800) 776-5455 toll free.

Transfer Agent:      For  account  information,  wire  purchase  or
                     redemptions,  call or write  to the  Company's
                     Transfer Agent:

                          Fund Services, Inc.
                          P.O. Box 26305
                          Richmond, VA 23260-6305
                          (800) 628-4077 Toll Free

More Information:    For 24-hour, 7-days-a-week price information
                     call 1-800-673-0550.

                     For information on any series of the Company, investment plans, or other shareholder services, call 1-800-527-9525, Monday through Friday, 9am to 5pm Eastern Time, or write the Company at 1500 Forest Avenue, Suite 223, Richmond, VA 23229.

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer made by this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or the



Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.


;~?;



                        THE WORLD FUNDS, INC.





THE NEW MARKET FUND


STATEMENT OF ADDITIONAL INFORMATION DATED SEPTEMBER 21, 1998



      The World Funds, Inc. (the "Company") is an open-end management investment company commonly known as a "mutual fund." This Statement of Additional Information is not a prospectus but supplements the information contained in the current Prospectus of the New Market Fund, (the "Fund"), dated September 21, 1998. It should be read in conjunction with the Prospectus, and has been designed to provide you with further information which is not contained in the Prospectus. The Fund's Prospectus may be obtained at no charge upon request to the Company. Please retain this Statement of Additional Information for future reference.


      THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS STATEMENT OF ADDITIONAL INFORMATION. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                         TABLE OF CONTENTS
                                                                            PAGE
The World Funds, Inc.

Investment Objective

Investment Policies

Investment Risks

Investment Restrictions

Taxes

Dividends and Distributions

Portfolio Transactions

Net Asset Value

Directors and Officers

Investment Manager

Investment Advisor

Transfer Agent

Administrator

Eligible Benefit Plans

Distribution

Plan of Distribution

Sales at Net Asset Value

Fund Expenses

Special Shareholder Services

General Information and History

Performance

Financial Statements

                        THE WORLD FUNDS, INC.

      The New Market Fund (the "Fund") is a series of The World Funds, Inc. (the "Company"), a Maryland corporation which is an open-end, management investment company, commonly known as a "mutual fund." The Fund is a non-diversified series.

                        INVESTMENT OBJECTIVE

      The Fund's investment objective is to achieve long-term growth of capital by investing in portfolio composed of common stocks and securities convertible into common stock, such as, warrants, convertible bonds, debentures or convertible preferred stock.

      All investments entail some market risk and there is no assurance that a Fund's investment objective will be realized.

                         INVESTMENT POLICIES

      It is the Fund's policy to focus its investments on profitable, financially stable growth companies. It is anticipated that such companies will generally have shareholder-oriented management, and generally tend to have large market capitalizations. Changes in portfolio securities are made on the basis of investment considerations, and it is against the policy of management to make changes for trading purposes. The portfolio turnover generally will not exceed 50% under normal circumstances.

      Under normal market conditions, the Fund will have at least 65% of its assets invested in common stocks or securities convertible into common stocks. The Fund may also acquire fixed income investments which are convertible into equity securities. Such convertible securities will generally be investment grade (in the opinion of the manager).

      The Fund may write (sell) covered call options, including those that trade in the OTC market, to increase its return (through the receipt of premiums) or to provide a partial hedge against declines in the market value of its portfolio securities. The Fund will not engage in such transactions for speculative purposes. A call option gives the purchaser the right, and obligates the writer to sell, in return for a premium paid, a particular security at a predetermined or "exercise" price during the period of the option. A call option is "covered" if the writer owns the underlying security that is the subject of the call option. The writing of call options is subject to risks, including the risk that the Fund will not be able to participate in any appreciation in the value of the securities above the exercise price.

      The Fund will select its non-equity investments from money market investments (such as U.S. Government securities) issued by the U.S. Treasury, agencies or other instrumentalities and other evidences of indebtedness. The term "U.S. Government securities" refers to a variety of securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government. U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and the U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. An instrumentality of the U.S. Government is a government agency organized under Federal charter with government supervision.

           The Fund's investments will be subject to the market fluctuations and risks which are inherent in all investments. The Manager will seek to attain the Fund's stated objective, however, there can be no assurance that the objective will be achieved.

                          INVESTMENT RISKS

      An investment in the Fund is subject to all of the risks of an equity investment, including the risk of declines in the value of the equity markets generally. In addition, the Fund may invest a portion of its assets in smaller companies that may involve greater risk than investments in larger, more mature issuers. Smaller companies may have limited product lines, markets or financial resources, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. As a result, the prices of their securities may fluctuate more than those of larger issuers.

      Investors should recognize that the Fund is a non-diversified Fund and therefore its investments may be more concentrated than a diversified fund. Such concentration could cause the market action of the Fund's larger portfolio positions to have a greater impact on the Fund's net asset value, which could result in increased volatility.

      The use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inappropriate times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation it can realize on its investments or cause it to hold a security it might otherwise sell.

                       INVESTMENT RESTRICTIONS

      The policies set forth below are fundamental policies and, along with the Fund's investment objective, may not be changed without approval of a majority of the outstanding voting securities of such Fund. As used in this Statement of Additional Information a "majority of the outstanding voting securities of a Fund" means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund.

      As a matter of fundamental policy, the Fund will not:

o As to 50% of its assets, purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the Government of the United States or any agency or instrumentality thereof), if as a result of such purchase, more than 5% of its total assets would be invested in the securities of such issuer.

o Purchase stock or securities of an issuer (other than the obligations of the United States or any agency or instrumentality thereof), if such purchase would cause the Fund to own more than 10% of any class of the outstanding voting securities of such issuer or, more than 10% of any class of the outstanding stock or securities of such issuer.

o Act as an underwriter of securities of other issuers, except that the Fund may invest up to 10% of the value of its total assets (at the time of investment) in portfolio securities which the Fund might not be free to sell to the public without registration of such securities under the Securities Act of 1933, as amended, or any foreign law restricting distribution of securities in a country of a foreign issuer.

o  Buy or sell commodities or commodity contracts.

o Borrow money except for temporary or emergency purposes and then only in an amount not in excess of 5% of the lower of value or cost of its total assets, in which case the Fund may pledge, mortgage or hypothecate any of its assets as security for such borrowing but not to an extent greater than 5% of its total assets. Notwithstanding the foregoing, to avoid the untimely disposition of assets to meet redemptions, the Fund may borrow up to 33 1/3%, of the value of its assets to meet redemptions, provided that it may not make other investments while such borrowings are outstanding.

o  Make loans.

o Invest more than 25% of its total assets in securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

o Invest in securities of other investment companies except by purchase in the open market involving only customary broker's commissions, or as part of a merger, consolidation, or acquisition of assets.

o Invest in interests in oil, gas, or other mineral explorations or development programs.

o  Issue senior securities.

o Participate on a joint or a joint and several basis in any securities trading account.

o Purchase or sell real estate (except that the Fund may invest in (i) securities of companies which deal in real estate or mortgages, and (ii) securities secured by real estate or interests therein, and that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities).

o  Invest in companies for the purpose of exercising control.

o Purchase securities on margin, except that it may utilize such short-term credits as may be necessary for clearance of purchases or sales of securities.

o  Engage in short sales.

      The Directors of the Company have voluntarily adopted certain non-fundamental policies and restrictions which are observed in the conduct of the Funds' affairs. These represent intentions of the Directors based upon current circumstances. They differ from fundamental investment policies in that they may be changed or amended by action of the Directors without requiring prior notice to or approval of shareholders.

      As a matter of non-fundamental policy, the Fund may not:

1. Invest more than 15% of its net assets in illiquid securities.

2.    Engage in arbitrage transactions.

      If a percentage restriction on investment or utilization of assets as set forth under "Investment Restrictions" and "Investment Policies" sections above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or the total cost of the Fund's assets will not be considered a violation of the restriction.

                                TAXES

      The Fund will seek to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

      A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including net short-term capital gain) and generally is not subject to federal income tax (assuming the Fund meets the 90% of gross income test and the tax diversification test of Subchapter M) to the extent that it distributes annually its investment company taxable income and net realized capital gains in the manner required under the Code. The Fund intends to distribute at least annually all of its investment company taxable income and will distribute annually its net realized capital gains and therefore generally does not expect to pay federal income taxes.

      In order to meet the tax diversification test, at the close of each quarter of its fiscal year, (i) at least 50% of the value of the Fund's total assets must be represented by cash and cash items including receivables. U.S. Government securities, and securities of other regulated investment companies, and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's total assets, and to not more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).

      The Fund will meet the 90% of gross income test if 90% of its gross income is derived from dividends, interest, payments with respect to certain securities loans, and gain from the sale or disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies.

      The Fund is subject to a 4% nondeductible excise tax on amounts required to be but which are not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's investment company taxable income for the calendar year, at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses prescribed by the Code) realized during the one-year period ending October 31 during such year, and all ordinary income and capital gains for prior years that were not previously distributed.

      Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and net foreign currency gains, if any, less expenses. Realized net capital gains for a fiscal year are computed by taking into account any capital loss carryforward of a Fund.

      If any net realized long-term capital gains in excess of net realized short-term capital losses are retained by the Fund for reinvestment, requiring federal income taxes to be paid thereon, the Fund intend to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains, will be able to claim his/her share of federal income taxes paid by the Fund on such gains as a credit against his/her own federal income tax liability, and will be entitled to increase the adjusted tax basis of his/her Fund shares by the difference between his/her pro rata share of such gains and his/her tax credit.

      Distributions  of  investment   company  taxable  income  are  taxable  to
shareholders as ordinary income.

      Distributions of the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders. Such distributions are not eligible for a dividends-received deduction for corporate investors. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.

      Distributions of investment company taxable income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

      All distributions of investment company taxable income and realized net capital gain, whether received in shares or in cash, must be reported by each shareholder on his or her federal income tax return. Dividends and capital gains distributions declared in October, November or December and payable to shareholders of record in such a month will be deemed to have been received by shareholders on December 31 if paid during January of the following year. Redemptions of shares, including exchanges for shares of another fund, may result in tax consequences (gain or loss) to the shareholder and are also subject to information reporting requirements.

      An individual may make a deductible IRA contribution of up to $2,000 or, if less, the amount of the individual's earned income for any taxable year if
(i) neither the individual nor his or her spouse (unless filing separate returns) is an active participant in an employer's retirement plan, or (ii) the individual (and his or her spouse, if applicable) has an adjusted gross income below a certain level ($40,000 for married individuals filing a joint return, with a phase-out of the deduction for adjusted gross income between $40,000 and $50,000; $25,000 for a single individual, with a phase-out for adjusted gross income between $25,000 and $35,000). However, an individual not permitted to make a deductible contribution to an IRA for any such taxable year may nonetheless make nondeductible contributions up to $2,000, or 100% of taxable compensation if less, to an IRA for that year. A spouse who does not earn compensation can contribute up to $2,000 per year to his or her own IRA. The deductibility of such contributions will be determined under the same rules as for contributions made by individuals with earned income. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, a proportionate amount of each withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Also, annual contributions may be made to a spousal IRA even if the spouse has earnings in a given year if the spouse elects to be treated as having no earnings (for IRA contribution purposes) for the year.

      Distributions by the Fund result in a reduction in the Fund's net asset value of such shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

      The Fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the Fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Amounts withheld are applied against the shareholder's tax liability and a refund may be obtained from the Internal Revenue Service, if withholding results in overpayment of taxes. A shareholder should contact the Fund or the Transfer Agent if the shareholder is uncertain whether a proper Taxpayer Identification Number is on file with the Fund.

      Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of Fund shares. Each investor should consult his or her own tax adviser as to the applicability of these taxes.

      In January of each year, the Company's Transfer Agent issues to each shareholder a statement of the federal income tax status of all distributions.

     Non-U.S. Shareholders. The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of Fund shares. Each shareholder who is not a U.S. person should also consider the U.S. estate tax implications of holding Fund shares at death. The U.S. estate tax may apply to such holdings if an investor dies while holding shares of the Fund. Each investor should consult his or her own tax adviser about the applicability of these taxes. Distributions of net investment income to non-resident aliens and foreign corporations that are not engaged in a trade or business in the U.S. to which the distribution is effectively connected, will be subject to a withholding tax imposed at the rate of 30% upon the gross amount of the distribution in the absence of a Tax Treaty providing for a reduced rate or exemption from U.S. taxation. Distributions of net long-term capital gains realized by the Fund are not subject to tax unless the distribution is effectively connected with the conduct of the shareholder's trade or business within the United States, or the foreign shareholder is a non-resident alien individual who was physically present in the U.S. during the tax year for more than 182 days.

      The foregoing is a general abbreviated summary of present Federal income taxes on dividends and distributions. Shareholders should consult their tax advisers about the application of the provisions of the tax law described in this Statement of Additional Information in light of their particular tax situations and about any state and local taxes applicable to dividends and distributions received.

                     DIVIDENDS AND DISTRIBUTIONS

      As stated previously, it is the policy of the Fund to distribute substantially all of its net investment income and to distribute annually its net realized capital gains, if any, shortly before the close of the fiscal year (August 31st).

      All dividend and capital gains distributions, if any, will be reinvested in full and fractional shares based on net asset value (without a sales charge) as determined on the ex-dividend date for such distributions. Shareholders may, however, elect to receive all such payments, or the dividend or distribution portion thereof, in cash, by sending written notice to this effect to the Transfer Agent. This written notice will be effective as to any subsequent payment if received by the Transfer Agent prior to the record date used for determining the shareholders' entitlement to such payment. Such an election will remain in effect unless or until the Transfer Agent is notified by the shareholder in writing to the contrary.

                       PORTFOLIO TRANSACTIONS


      The Management Agreement and the Investment Advisory Agreement contemplates the authority of the Manager and the Investment Advisor (together, the "Advisers")to place Fund orders either directly with the issuer or with any broker or dealer. In placing orders for the purchase and sale of the Fund'ssecurities, the Advisers will seek to obtain the best price and execution for its securities transactions, taking into account such factors as price, commission, where applicable, (which is negotiable in the case of U.S. national securities exchange transactions) size of order, difficulty of execution and skill required of the executing broker/dealer. After a purchase or sale decision is made by either of the Advisers, the Adviser then arranges for execution of the transaction in a manner deemed to provide the best price and execution for the Fund.


      Exchange-listed securities are generally traded on their principal exchange unless another market offers a better result. Securities traded only in the over-the-counter market may be executed on a principal basis with primary market makers in such securities except for fixed price offerings and except where the Fund may obtain better prices or executions on a commission basis or by dealing with other than a primary market maker.


      The Advisers are authorized, when placing Fund transactions, to allocate a portion of the Fund's brokerage to persons or firms providing investment recommendations, statistical, research or similar services useful to the investment decision-making process. The term "investment recommendations, statistical, research or similar services" means advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analysis and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. The Advisers are also authorized to cause the Fund to pay a commission higher than that charged by another broker in consideration of such research services. Such services are one of the many ways the Advisers can keep abreast of the information generally circulated among institutional investors by broker-dealers. While this information is useful in varying degrees, its value is indeterminable. Such services received on the basis of transactions for a Fund may be used by the Advisers for the benefit of other clients, and the Fund may benefit from such transactions effected for the benefit of other clients.

      While there is no formula, agreement or undertaking to do so, and when it can be done consistent with the policy of obtaining best price and execution, the Fund may consider sales of its shares as a factor in the selection of brokers to execute portfolio transactions. The Advisers are not authorized, when placing portfolio transactions for the Fund, to pay a brokerage commission in excess of that which another broker might have charged for executing the same transaction solely on account of the receipt of research, market or statistical information. Except for implementing the policy stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof.

      When two or more clients managed by either of the Advisers are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated in a manner deemed equitable to each client. It is recognized that in some cases the procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions will be beneficial for the Fund.


      Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher rate involves greater transaction expenses to the Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. Purchases and sales are made for the Fund's portfolio whenever necessary to meet the Fund's objective. The Manager anticipates that the average annual portfolio turnover rate of the Fund will not exceed 50% under normal circumstances.

                           NET ASSET VALUE

      The Fund's net asset value ("NAV") per share is calculated daily from Monday through Friday on each business day on which the New York Stock Exchange (the "Exchange") is open. The Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving Day and Christmas Day, and the preceding Friday or subsequent Monday when any of these holidays falls on a Saturday or Sunday, respectively. The Fund's NAV is calculated at the time set by the Board of Directors based upon a determination of the most appropriate time to price the Fund's securities.

      The Board of Directors has determined that the Fund's NAV be calculated as of the close of trading of the New York Stock Exchange (currently 4:00 p.m., Eastern Time) on each business day from Monday to Friday or on each day (other than a day during which no security was tendered for redemption and no order to purchase or sell such security was received by the Fund) in which there is a sufficient degree of trading in the Fund's portfolio securities that the current NAV of the Fund's shares might be materially affected by changes in the value of such portfolio security.

      NAV per share is determined by dividing the total value of a Fund's securities and other assets, less liabilities by the total number of shares then outstanding.

      The Fund may compute its NAV per share more frequently if necessary to protect shareholders' interests.

      Unlisted securities which are quoted on the NASD's National Market System, for which there have been sales of such securities, shall be valued at the last sale price reported on such system. If there are no such sales, the value shall be the high or "inside" bid, which is the bid supplied by the NASD on its NASDAQ Screen for such securities in the over-the-counter market. The value of such securities quoted on the NASDAQ System, but not listed on the NASD's National Market System, shall be valued at the high or "inside" bid. Unlisted securities which are not quoted on the NASDAQ System and for which the over-the-counter market quotations are readily available will be valued at the last reported bid price for such securities in the over-the-counter market. Other unlisted securities (and listed securities subject to restriction on sale) will be valued at their fair value as determined in good faith by the Board of Directors.

      The value of a security traded or dealt in upon an exchange may be valued at what the Company's pricing agent determines is fair market value on the basis of all available information, including the last determined value, if the pricing agent determines that the last bid does not represent the value of the security, or if such information is not available. The value of a security not traded or dealt in upon an exchange may be valued at what the pricing agent determines is fair market value if the pricing agent determines that the last sale does not represent the value of the security, provided that such amount is not higher than the current bid price.

      Notwithstanding the foregoing, money market investments with a remaining maturity of less than sixty days shall be valued by the amortized cost method; debt securities are valued by appraising them at prices supplied by a pricing agent approved by the Company, which prices may reflect broker-dealer supplied valuations and electronic data processing techniques and are representative of market values at the close of the Exchange; options on securities, shall be valued at their last sale on such exchange prior to the time of determining NAV; or if no sales are reported on such exchange on that day, at the mean between the most recent bid and asked price.

      U.S. Treasury bills, and other short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, with original or remaining maturities in excess of 60 days are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, are valued at the mean of representative quoted bid and asked prices for securities of comparable maturity, quality and type.
Short-term securities, with 60 days or less to maturity, are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held, on the 60th day, based on the value determined on the 61st day.

      The value of a security which is subject to legal or contractual delays in or restrictions on resale by the Fund shall be taken to be the fair value thereof as determined in accordance with procedures established by the Company's Board, on the basis of such relevant factors as the following: the cost of such security to the Fund, the market price of unrestricted securities of the same class at the time of purchase and subsequent changes in such market price, potential expiration or release of the restrictions affecting such security, the existence of any registration rights, the fact that the Fund may have to bear part or all of the expense of registering such security, and any potential sale of such security to another investor. The value of other property owned by a Fund shall be determined in a manner which, in the discretion of the pricing agent of the Fund, most fairly reflects fair market value of the property on such date.

      Any purchase order may be rejected by the Distributor or by the Company.

                       DIRECTORS AND OFFICERS

      The following is a list of the Company's Directors and Officers, their birth date and a brief statement of their present positions and principal occupations during the past five years.

*John Pasco, III (4/10/45)
      Chairman, Director, and Treasurer
      1500 Forest Ave, Suite 223; Richmond, VA 23229

      Mr. Pasco is Treasurer and Director of Commonwealth Shareholder Services, Inc., the Company's Administrator, since 1985. Director and shareholder of Fund Services, Inc., the Company's Transfer and Disbursing Agent, since 1987 and shareholder of Commonwealth Fund Accounting, Inc. which provides bookkeeping services to Star Bank (the custodian to other series of the company). Chairman, Director, and Treasurer of Vontobel Funds, Inc., a registered investment company. Mr. Pasco is also a certified public accountant.



Samuel Boyd, Jr. (9/18/40)
      Director
      10808 Hob Nail Court, Potomac, MD 20854

      Mr. Boyd is currently the Manager of the Customer Services
      Operations and Accounting Division of the Potomac Electric
      Power Company. Director of Vontobel Funds, Inc., a registered investment company. Mr. Boyd is also a certified public accountant.

William E. Poist (6/11/39)
      Director
      5272 River Road, Bethesda, MD 20816

      Mr. Poist is a financial and tax consultant through his firm Management Consulting for Professionals. Director of
      Vontobel Funds, Inc., a registered investment company.  Mr.
      Poist is also a certified public accountant.

Paul M. Dickinson (11/11/47)
      Director
      8704 Berwickshire Drive, Richmond, VA 23229

      Mr. Dickinson is currently the President of Alfred J.
      Dickinson, Inc., Realtors.  Director of Vontobel Funds,
      Inc., a registered investment company.

*Jane H. Williams (6/28/48)
      Vice President of the Company and President of the Sand Hill Portfolio Manager Fund series
      3000 Sand Hill Road, Suite 150, Menlo Park, CA 94025

      Ms. Williams is the Executive Vice President of Sand Hill
      Advisors, Inc. since 1982.

*Leland H. Faust (8/30/46)
      Vice President of the Company and President of the CSI
      Equity Fund and the CSI Fixed Income Fund
      One Montgomery Street, Suite 2525, San Francisco, CA 94104

      President of CSI Capital Management, Inc. since 1978.  Mr.
      Faust is also a Partner in the law firm Taylor & Faust.

*F. Byron Parker, Jr. (1/26/43)
      Secretary
      810 Lindsay Court, Richmond, VA 23229

      Secretary of Commonwealth Shareholder Services, Inc. since
      1986.  Secretary of Vontobel Funds, Inc., a registered
      investment company.   Partner in the law firm Mustian &
      Parker.


*Franklin A.Trice, III (12/25/63)


      Vice President of the Company and President of the New
      Market Fund series.
      P.O. Box 8535, Richmond, VA 23226-0535


      Mr. Trice has been a Broker with both Scott and Stringfellow, Inc. and Craigie, Inc. since 1992.

*John T. Conner, Jr. (6/16/41)

      Vice President of the Company and President of the Third
      Millennium Russia Fund series
      515 Madison Ave., 24th Floor, New York, NY 10022

      Chairman of ROSCAL, a Russian financial company and of its affiliate, ROSCAL Insurance since 1993.

* Persons deemed to be "interested" persons of the Company, Virginia Management Investment Corporation or First Dominion
Capital Corp. under the 1940 Act.

                         INVESTMENT MANAGER

      Virginia Management Investment Corporation (the "Manager") manages the investment of the assets of the Fund pursuant to an Investment Management
Agreement (the "Management Agreement"). The Management Agreement is effective for a period of two years from September 21, 1998, and may be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Company's Board of Directors or by vote of a majority of the outstanding voting securities of the Company, provided the continuance is also approved by a majority of the Directors who are not "interested persons" of the Company or the Manager by vote cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement is terminable without penalty on sixty days notice by the Company's Board of Directors or by the Manager. The Management Agreement provides that it will terminate automatically in the event of its assignment. The address of the Manager is 7800 Rockfalls Dr., Richmond, VA 23225.

      The Manager is entitled to monthly compensation accrued daily at an annual rate equal to 1% of the average daily net assets of the Fund as described in the Prospectus.

                        INVESTMENT ADVISOR

      The Manager has entered into an Investment Advisory Agreement (the "Advisory Agreement") with The London Company of Virginia (the "Investment Advisor"), date September 21, 1998. Stephen Goddard is the President and principal shareholder of the Investment Advisor and is portfolio manager of the Fund. Mr. Goddard is also a director and shareholder of the Manager.

The Investment Advisor provides the Manager with investment analysis and timing advice, research and statistical analysis relating to the management of the portfolio securities of the Fund. The investment recommendations of the Investment Advisor, while required to comport with the investment objective, policies and restrictions of the Fund, are subject to the responsibility of the Manager (acting under the supervision of the Company's Board of Directors).

      The Advisor Agreement between the Investment Advisor and the Manager contemplates the authority of the Investment Advisor to place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In placing orders with brokers or dealers, the Investment Advisor will attempt to obtain the best price and execution for the Fund's orders. The Investment Advisor may purchase and sell securities to and from brokers and dealers who provide the Investment Advisor with research advice or statistical services, and may be authorized to pay a commission for such transactions which is higher than the commission which would be charged by another broker. From time to time, and subject to the Investment Advisor obtaining the best price and execution, the Board of Directors may authorize the Investment Advisor to allocate brokerage transactions to a broker in consideration of: (1) payment of an obligation otherwise payable by the Funds, or (2) in consideration of the sale of Fund shares. (See portfolio transactions above).


      The Manager, from its management fee, is obligated to pay the Investment Advisor a fee equal to one-half of the management fee received from the Fund with respect to the assets supervised by the Investment Advisor. The amount so payable will be reduced by one-half of any voluntary reduction in the Manager's fee, or reimbursements to the Fund pursuant to agreements relating to organizational expenses. The address of the Investment Advisor is Riverfront Plaza, West Tower, 901 East Byrd Street, Suite 1350A, Richmond, Virginia, 23219.




                           TRANSFER AGENT

      Fund Services, Inc. (the "Transfer Agent" or "FSI") is the Company's transfer and disbursing agent, pursuant to a Transfer Agent Agreement, dated August 19, 1997. Pursuant to the Transfer Agent Agreement the minimum annual fee charged to the Fund is $16,500.

      John Pasco, III, President of the Company, an officer and shareholder of Commonwealth Shareholder Services, Inc. (the Fund's Administrator), and an officer and director of First Dominion Capital Corp. (the Fund's Distributor) owns one third of the stock of FSI, and, therefore, FSI may be deemed to be an affiliate of the Company, Commonwealth Shareholder Services, Inc., and First Dominion Capital Corp.

                            ADMINISTRATOR


      Commonwealth Shareholder Services, Inc. is the Company's administrator pursuant to an Administrative Services Agreement (the "Service Agreement"). The Service Agreement is described in the Funds' Prospectus. The Service Agreement continues in effect from year to year for a term of one year only if the Board of Directors, including a majority of the directors who are not interested persons of the Company or the Administrator, approve the extension at least annually. John Pasco, III owns 100% of the stock of Commonwealth Shareholder Services.


                       ELIGIBLE BENEFIT PLANS

      An eligible benefit plan is an arrangement available to the employees of an employer (or two or more affiliated employers) having not less than 10 employees at the plan's inception, or such an employer on behalf of employees of a trust or plan for such employees, their spouses and their children under the age of 21 or a trust or plan for such employees, which provides for purchases through periodic payroll deductions or otherwise. There must be at least 5 initial participants with accounts investing or invested in shares of one or more of the Funds and/or certain other funds.

      The initial purchase by the eligible benefit plan and prior purchases by or for the benefit of the initial participants of the plan must aggregate not less than $5,000 and subsequent purchases must be at least $50 per account and must aggregate at least $250. Purchases by the eligible benefit plan must be made pursuant to a single order paid for by a single check or federal funds wire and may not be made more often than monthly. A separate account will be established for each employee, spouse or child for which purchases are made. The requirements for initiating or continuing purchases pursuant to an eligible benefit plan may be modified and the offering to such plans may be terminated at any time without prior notice.





                            DISTRIBUTION

      Shares of the Funds are offered for sale on a continuous basis at the Net Asset Value plus the applicable sales load.

      First Dominion Capital Corp. (the "Distributor"), 1500 Forest Avenue, Suite 223, Richmond, VA 23229, is the Company's principal underwriter pursuant to a Distribution Agreement between the Company and the Distributor. John Pasco, III, Chairman of the Board of the Company owns 100% of the Distributor, and is its President, Treasurer and a Director.

      The Distributor receives commissions consisting of that portion of the sales load remaining after the discounts which it allows to investment dealers. The distributor retains 0.25% of the offering price on sales through the dealer involving the maximum sales load.

      The Fund's public offering price ("POP") per share is equal to the net asset value per share next determined after receipt of a purchase order plus a sales load which is reduced on purchases involving large amounts and which may be eliminated in certain circumstances described below.

                               Sales Load As Percentage Of

Amount of Purchase at         Offering   Net Amount     DealerDiscount
      The POP                 Price      Invested      as percentage of POP


$5,000 but under $100,000      2.75%      2.83%          2.25%
$100,000 but under $250,000    2.25%      2.30%          1.75%
$250,000 but under $500,000    1.50%      1.52%          1.25%
$500,000 but under $1 million  1.00%      1.01%          0.75%
$1 million or over             0.00%      0.00%          0.00%


      There is a 1% redemption fee on account's held less than one year.

      In addition to the sales charge listed above, up to 0.35% of average net assets is paid annually to qualified dealers for providing certain services (including services to retirement plans) pursuant to the Fund's Plan of Distribution.

      The Distributor may from time to time offer incentive compensation to dealers (which sell shares of the Fund subject to sales charges) allowing such dealers to retain an additional portion of the sales load. A dealer who receives all of the sales load may be considered an underwriter of the Fund's shares.

      In connection with promotion of the sales of the Fund, the Distributor may, from time to time, offer (to all broker dealers who have a sales agreement with the Distributor) the opportunity to participate in sales incentive programs (which may include non-cash concessions). These non-cash concessions are in addition to the sales load described in the Prospectus. The Distributor may also, from time to time, pay expenses and fees required in order to participate in dealer sponsored seminars and conferences, reimburse dealers for expenses incurred in connection with preapproved seminars, conferences and advertising, and may, from time to time, pay or allow additional promotional incentives to dealers as part of preapproved sales contests.

      Statement of Intention - The reduced sales charges and public offering price set forth above and in the prospectus apply to purchases of $250,000 or more made within a 13-month period pursuant to the terms of a written Statement of Intention in the form provided by the Distributor and signed by the purchaser. The Statement of Intention is not a binding obligation to purchase the indicated amount. Shares equal to 1.50% (declining to 0% after an aggregate of $1,000,000 has been purchased under the Statement) of the dollar amount specified in the Statement will be held in escrow and capital gain distributions on these escrowed shares will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Distributor the difference between the sales charge actually paid and the sales charge which would have been paid if the total purchases had been made at a single time. If the difference is not paid within 20 days after written request by the Distributor or the securities dealer, the appropriate number of escrowed shares will be redeemed to pay such difference.

      In the case of purchase orders by the trustees of certain employee plans by payroll deduction, the sales charge for the investments made during the 13-month period will be based on the following: total investments made the first month of the 13-month period times 13; as the period progresses the sales charge will be based (1) on the actual investment made previously during the 13-month period, plus (2) the current month's investments times the number of months remaining in the 13-month period. There will be no retroactive adjustments in sales charge on investments previously made during the 13-month period.

                       PLAN OF DISTRIBUTION

      The Fund has a Plan of Distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, Provided the categories of expenses are approved in advance by the Board of Directors of the Company and the expenses paid under the Plan were incurred within the preceding 12 months and accrued while the Plan is in effect.



                     SALES AT NET ASSET VALUE

      The front end sales charge is waived for purchases by the following types of investors: any financial institution or advisor regulated by Federal or state governmental authority when the institution or adviser is purchasing shares for its own account or for an account for which the institution or adviser is authorized to make investment decisions (i.e., a discretionary account); Directors, Officers and employees of the Company, the Manager, the Investment Advisor, the Distributor, including members of the Distributor's, the Investment Advisor's, and the Manager immediate families and their retirement accounts or plans); Directors, Officers and employees of the Fund's service providers; customers, clients or accounts of the Manager, the Investment Advisor, or other investment advisers or financial planners who charge a fee for their services, provided that shares purchased are held in the omnibus account of the broker or agent placing the order; retirement accounts or plans, or deferred compensation plans and trusts funding such plans for which a depository institution, trust company or other fiduciary holds shares purchased through the omnibus account of the broker or agent placing the order; and Eligible Benefit Plans (see "Eligible Benefit Plans" on page [ ].

      The  front  end  sales   charge  is  also   waived   for  any   registered
representatives, employees, or principals of securities dealers (including members of their immediate families) having a sales agreement with the Distributor.

      The front end sales charge may also be waived for purchases made with the redemption proceeds from other mutual fund companies on which you have previously paid a front end sales charge or contingent deferred sales charge.

                            FUND EXPENSES

      The Fund will pay its expenses not assumed by the Manager, including, but not limited to, the following: custodian; stock transfer and dividend disbursing fees and expenses; taxes; expenses of the issuance and redemption of Fund shares (including stock certificates, registration and qualification fees and expenses); legal and auditing expenses; and the cost of stationery and forms prepared exclusively for the Fund.


      The allocation of the Company's general expenses is made to the Fund on the basis that the Company's Board of Directors deems fair and equitable, which may be based on the relative net assets of each series of the Company or the nature of the services performed and relative applicability to each series of the Company.



                    SPECIAL SHAREHOLDER SERVICES

      As described briefly in the Prospectus, the Fund offers the following shareholder services:

      Regular Account: The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. Simply use the Account Application provided with the Prospectus to open your account.

      Telephone Transactions: A shareholder may redeem shares or transfer into another fund if this service is requested at the time the shareholder completes the initial Account Application. If it is not elected at that time, it may be elected at a later date by making a request in writing to the Transfer Agent and having the signature on the request guaranteed. The Transfer Agent will charge the shareholder account a $10 service fee each time there is a telephone transaction.

      The Fund employs reasonable procedures designed to confirm the authenticity of instructions communicated by telephone and, if it does not, it may be liable for any losses due to unauthorized or fraudulent transactions. As a result of this policy, a shareholder authorizing telephone redemption bears the risk of loss which may result from unauthorized or fraudulent transactions which the Fund believes to be genuine. When requesting a telephone redemption or transfer, the shareholder will be asked to respond to certain questions designed to confirm the shareholder's identity as a shareholder of record. Cooperation with these procedures helps to protect the account and the Fund from unauthorized transactions.

      Invest-A-Matic Account: Any shareholder may utilize this feature, which provides for automatic monthly investments into your account. Upon your request, the Transfer Agent will withdraw a fixed amount each month from a checking account for investment into the Fund. This does not require a commitment for a fixed period of time. A shareholder may change the monthly investment, skip a month or discontinue the Invest-A-Matic Plan as desired by notifying the Transfer Agent. This feature requires a separate Plan application, in addition to the Account Application. To obtain an application, or to receive more information, please call the offices of the Company.

      Individual Retirement Account ("IRA") - All wage earners under 70-1/2, even those who participate in a company sponsored or government retirement plan, may establish their own IRA. You can contribute 100% of your earnings up to $2,000 (or $2,250 with a spouse who is not a wage earner, for years prior to 1997). A spouse who does not earn compensation can contribute up to $2,000 per year to his or her own IRA. The deductibility of such contributions will be determined under the same rules as for contributions made by individuals with earned income. A special IRA program is available for corporate employers under which the employers may establish IRA accounts for their employees in lieu of establishing corporate retirement plans. Known as SEP-IRA's (Simplified Employee Pension-IRA), they free the corporate employer of many of the recordkeeping requirements of establishing and maintaining a corporate retirement plan trust.

      If a shareholder has received a lump sum distribution from another qualified retirement plan, all or part of that distribution may be rolled over into your Fund IRA. A rollover contribution is not subject to the limits on annual IRA contributions. By acting within applicable time limits of the distribution you can continue to defer Federal Income Taxes on your lump sum contribution and on any income that is earned on that contribution.

      How to Establish Retirement Accounts: Please call the Company to obtain information regarding the establishment of individual retirement plan accounts. The plan's custodian charges nominal fees in connection with plan establishment and maintenance. These fees are detailed in the plan documents. A shareholder may wish to consult with an attorney or other tax advisor for specific advice concerning tax status and plans.

      Exchange Privilege: Shareholders may exchange their shares for shares of any other series of the Company, provided the shares of the fund the shareholder is exchanging into are noticed for sale in the shareholder's state of residence. Each account must meet the minimum investment requirements (currently $5,000). Exchange Privilege Authorization Forms are available by calling the Company. A special authorization form must have been completed and must be on file with the Transfer Agent. To make an exchange, an exchange order must comply with the requirements for a redemption or repurchase order and must specify the value or the number of shares to be exchanged. An exchange will take effect as of the next determination of the Fund's NAV per share (usually at the close of business on the same day) plus the applicable sales charge. The Company reserves the right to limit the number of exchanges or to otherwise prohibit or restrict shareholders from making exchanges at any time, without notice, should the Company determine that it would be in the best interest of its shareholders to do so. For tax purposes an exchange constitutes the sale of the shares of the Fund from which you are exchanging and the purchase of shares of the fund into which you are exchanging. Consequently, the sale may involve either a capital gain or loss to the shareholder for federal income tax purposes. The exchange privilege is available only in states where it is legally permissible to do so.


                   GENERAL INFORMATION AND HISTORY

      The Company is authorized to issue up to 500,000,000 shares of common stock, par value $0.01 per share, of which it has allocated 50,000,000 shares to the Fund and 200,000,000 shares to other series of the Company. The Board of Directors can allocate the remaining authorized but unissued shares to any series of the Company, or may create additional series and allocate shares to such series. Each series is required to have a suitable investment objective, policies and restrictions, to maintain a separate portfolio of securities suitable to its purposes, and to generally operate in the manner of a separate investment company as required by the 1940 Act.

      If additional series were to be formed, the rights of existing series shareholders would not change, and the objective, policies and investments of each series would not be changed. A share of any series would continue to have a priority in the assets of that series in the event of a liquidation.

      The shares of each series when issued will be fully paid and nonassessable, will have no preference over other shares of the same series as to conversion, dividends, or retirement, and will have no preemptive rights. The shares of any series will be redeemable from the assets of that series at any time at a shareholder's request at the current NAV of that series determined in accordance with the provisions of the 1940 Act and the rules thereunder. The Company's general corporate expenses (including administrative expenses) will be allocated among the series in proportion to net assets or as determined in good faith by the Board.

      The investment management fees payable to the Manager of each series of the company and will be based upon the separate assets of each of the company's series. The shareholders of each series have the right to vote with respect to the investment manager of such fund.

      Voting and Control - Each outstanding share of the Company is entitled to one vote for each full share of stock and a fractional share of stock. All shareholders vote on matters which concern the corporation as a whole. Election of Directors or ratification of the auditor are examples of matters to be voted upon by all shareholders. The Company is not required to hold a meeting of shareholders each year. The Company intends to hold annual meetings when it is required to do so by the Maryland General Corporate Law or the 1940 Act. Shareholders have the right to call a meeting to consider the removal of one or more of the Directors and will be assisted in Shareholder communication in such matter. Each series shall vote separately on matters (1) when required by the General Corporation Law of Maryland, (2) when required by the 1940 Act and (3) when matters affect only the interest of the particular series. An example of a matter affecting only one series might be a proposed change in an investment restriction of one series. The shares will not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect all of the directors if they choose to do so.

      Code of Ethics - The Company has adopted a Code of Ethics which imposes certain restrictions on the authority of portfolio managers and certain other personnel of the Company and the Manager governing personal securities activities and investments of those persons and has instituted procedures to its Code of Ethics to require such investment personnel to report such activities to the compliance officer. The Code is reviewed and updated annually.

                             PERFORMANCE

      Total return is the primary method of measuring investment performance. Occasionally, however, the Fund may include its distribution rate in sales literature. Total return is the total of all income and capital gains paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of the purchase price. The distribution rate is the amount of distributions per share made by the Fund over a twelve-month period divided by the current maximum offering price.

      Generally, performance quotations by investment companies are subject to certain rules adopted by the Securities and Exchange Commission (the "Commission"). These rules require the use of standardized performance quotations, or alternatively, that every non-standardized performance quotation furnished by a fund be accompanied by certain standardized performance information computed as required by the Commission. Total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the Commission.

           As the following formula indicates, the average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation and dividends and distributions paid and reinvested) for the stated period less any fees charged to all shareholder accounts and annualizing the result. The calculation assumes the maximum sales load is deducted from the initial $1,000 purchase order and that all dividends and distributions are reinvested at the public offering price on the reinvestment dates during the period. The quotation assumes the account was completely redeemed at the end of each one-, five- and ten-year or since inception period and the deduction of all applicable charges and fees. According to the Commission formula:

                     n
                P(1+T) = ERV

where:

P     =    a hypothetical initial payment of $1,000

T     =    average annual total return

n     =    number of years

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods (or fractional portion thereof).

      Sales literature pertaining to the Fund may quote a distribution rate in addition to the total return. The distribution rate is the amount of distributions per share made by the Fund over a twelve-month period divided by the current maximum offering price. The distribution rate measures what the Fund paid to shareholders. The distribution rate may include dividends paid from premium income from option writing, if applicable, and short-term capital gains in addition to dividends from investment income. Under certain circumstances, such as when there has been a change in the amount of dividend payout, or a fundamental change in investment policies, it might be appropriate to annualize the distributions paid over the period such policies were in effect, rather than using the distributions paid during the past twelve months.

      Occasionally statistics may be used to specify the Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's NAV or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of the Fund relative to the total market as represented by the Standard & Poor's 500 Stock Index. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of NAV or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

      Sales literature referring to the use of the Fund as a potential investment for IRAs, Business Retirement Plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

      Regardless of the method used, past performance is not necessarily indicative of future results, but is an indication of the return to shareholders only for the limited historical period used.

Comparisons and Advertisements

      To help investors better evaluate how an investment in the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss, total return, or Fund volatility as reported by various financial publications. Advertisements may also compare total return or volatility (as calculated above) to total return or volatility as reported by other investments, indices, and averages. The following publications, indices, and averages may be used:

(a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks. Comparisons of performance assume reinvestment of dividends.

(b) Standard & Poor's 500 Stock Index or its component indices an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

(c) The New York Stock Exchange composite or component indices -unmanaged indices of all industrial, utilities, transportation, and finance stocks listed on the New York Stock Exchange.

(d) Wilshire 5000 Equity Index - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

(e) Lipper - Mutual Fund Performance Analysis, Lipper - Fixed Income Analysis, and Lipper Mutual Fund Indices - measures total return and average current yield for the mutual fund industry. Ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales charges.

(f) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

(g)   Mutual Fund Source Book and other material, published by Morningstar, Inc.
- analyzes price, yield, risk, and total return for equity funds.

(h) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Barron's, Financial Times, Investor's Business Daily, New York Times, The Wall Street Journal, and Money magazines - publications that rate fund performance over specified time periods.

(i) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services, in major expenditure groups.

(j) Standard & Poor's 100 Stock Index - an unmanaged index based on the price of 100 blue-chip stocks, including 92 industrials, one utility, two transportation companies, and 5 financial institutions. The S&P 100 Stock Index is a smaller more flexible index for option trading.

(k) Morgan Stanley Capital International EAFE Index - an arithmetic, market value-weighted average of the performance of over 1,000 securities on the stock exchanges of countries in Europe, Australia and the Far East.

(l) J.P. Morgan Traded Global Bond Index - is an unmanaged index of government bond issues and includes Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, The Netherlands, Spain, Sweden, United Kingdom and United States gross of withholding tax.

(m) IFC Global Total Return Composite Index - An unmanaged index of common stocks that includes 18 developing countries in Latin America, East and South Asia, Europe, the Middle East and Africa (net of dividends reinvested).

(n) Nomura Research, Inc. Eastern Europe an Equity Index comprised of those equities which are traded on listed markets in Poland, the Czech Republic, Hungary and Slovakia (returns do not include dividends).

      In assessing such comparisons of total return or volatility, an investor should keep in mind that the composition of the investments in the reported indices and averages in not identical to the Fund's portfolio, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue its performance as compared to such other averages.

                        FINANCIAL STATEMENTS

      The books of the Fund will be audited at least once each year by Tait, Weller and Baker, of Philadelphia, PA, independent public accountants.

Investment Manager:    Virginia Management Investment Corporation
                       7800 Rockfalls Dr.
                       Richmond, VA 23225

Distributor:           First Dominion Capital Corp.
                       1500 Forest Ave., Suite 223
                       Richmond, VA 23229


Independent Auditors:  Tait, Weller & Baker
                       8 Penn Center Plaza
                       Suite 800
                       Philadelphia, PA 19103


Fund Counsel:          Stradley Ronon Stevens & Young, LLP
                       2600 One Commerce Square
                       Philadelphia, PA  19103

Marketing Services:    For general information on the Funds
                       and marketing services, call the
                       Distributor at (800) 776-5455 toll free.


Transfer Agent:      For account information, wire purchase or
                     redemptions, call or write to the Fund's
                     Transfer Agent:

                          Fund Services, Inc.
                          P.O. Box 26305
                          Richmond, VA 23260-6305
                          (800) 628-4077 Toll Free


More Information:         For 24-hour, 7-days-a-week price
-----------------
                          information call 1-800-673-0550.  For
                          information on any series of the
                          Company, investment plans, or other
                          shareholder services, call the Company
                          at 1-800-527-9525 during normal business
                          hours, or write the Company at 1500
                          Forest Avenue, Suite 223, Richmond, VA
                          23229